Q3 FY18 Earnings Release	Page 1 of 4

For more information contact:

Investor Relations
Dennis Melton
(206) 272-6078
d.melton@f5.com

Public Relations
Nathan Misner
(206) 272-7494
n.misner@f5.com

F5 Networks Announces Third Quarter Fiscal 2018 Results
Appoints global sales leader; announces new dedicated SSL Orchestrator and Access Manager solutions
SEATTLE, WA - July 25, 2018 - F5 Networks, Inc. (NASDAQ: FFIV) today announced revenue of $542.2 million for the third quarter of fiscal 2018, up 4.7% from $517.8 million in the third quarter of fiscal 2017. Growth compared with the third quarter of fiscal 2017 was driven by our software solutions and services business.
GAAP net income for the third quarter of fiscal 2018 was $122.7 million, or $1.99 per diluted share, compared to $97.7 million, or $1.52 per diluted share in the third quarter of fiscal 2017. Excluding the impact of stock-based compensation, amortization of purchased intangible assets, and litigation expenses, non-GAAP net income for the third quarter of fiscal 2018 was $150.1 million, or $2.44 per diluted share, compared to $130.8 million, or $2.03 per diluted share in the third quarter of fiscal 2017.
A reconciliation of net income, earnings per share, and other measures on a GAAP to non-GAAP basis is included on the attached Consolidated Income Statements.
“I’m pleased with results for the third quarter,” said François Locoh-Donou, F5 President and Chief Executive Officer. “We continue to see momentum in our security and software business, traction in our public cloud offerings and customer excitement around new multi-cloud application solutions like BIG-IP Cloud Edition.
“In our just released Application Protection Report we note that while apps are vital to companies’ digital transformation, they have also become the largest threat vector for security breaches. Application security is a priority for every business and F5 is well positioned to help protect customers’ applications, both on-premises and across multiple clouds. With the announcement today of two new dedicated security products-F5 SSL Orchestrator and F5 Access Manager-we give security professionals advanced resources to help thwart today’s most sophisticated cyber-attacks.”

Q3 FY18 Earnings Release	Page 2 of 4

For the fourth quarter of fiscal 2018, ending September 30, the company has set a revenue goal of $555 million to $565 million with a GAAP earnings target of $1.77 to $1.80 per diluted share and a non-GAAP earnings target of $2.61 to $2.64 per diluted share.
A reconciliation of the company’s expected GAAP and non-GAAP earnings is provided in the following table:

	Three months ended
	September 30, 2018
	(in millions, except per share amounts)

Reconciliation of Expected Non-GAAP Fourth Quarter Earnings	Low	High
Net income	$108.0	$109.8
Stock-based compensation expense	$39.0	$39.0
Amortization of purchased intangible assets	$2.8	$2.8
Restructuring charges	$24.0	$24.0
Tax effects related to above items	$(14.3)	$(14.3)
Non-GAAP net income excluding stock-based compensation expense, amortization of purchased intangible assets and restructuring charges	$159.5	$161.3
Net income per share - diluted	$1.77	$1.80
Non-GAAP net income per share - diluted	$2.61	$2.64
Chad Whalen Promoted to Executive Vice President, Worldwide Sales
The company also announced the appointment of Chad Whalen to Executive Vice President, Worldwide Sales, effective immediately. Whalen was promoted from his role running F5’s worldwide cloud sales team where he was responsible for the company’s global public cloud sales strategy, program development and execution. In his new position, Whalen will oversee the company’s sales and channel strategy as F5 further expands into multi-cloud application services and protection.  Previous to F5, he served as VP of Global Alliances and Cloud Services at Fortinet and the GM/VP of North America Field Operations.

Q3 FY18 Earnings Release	Page 3 of 4

Forward Looking Statements
This press release contains forward-looking statements including, among other things, statements regarding the continuing strength and momentum of F5's business, future financial performance, sequential growth, projected revenues including target revenue and earnings ranges, income, earnings per share, share amount and share price assumptions, demand for application delivery networking, application delivery services, security, virtualization and diameter products, expectations regarding future services and products, expectations regarding future customers, markets and the benefits of products, and other statements that are not historical facts and which are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors. Such forward-looking statements involve risks and uncertainties, as well as assumptions and other factors that, if they do not fully materialize or prove correct, could cause the actual results, performance or achievements of the company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: customer acceptance of our new traffic management, security, application delivery, optimization, diameter and virtualization offerings; the timely development, introduction and acceptance of additional new products and features by F5 or its competitors; competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into F5’s markets, and new product and marketing initiatives by our competitors; increased sales discounts; uncertain global economic conditions which may result in reduced customer demand for our products and services and changes in customer payment patterns; global economic conditions and uncertainties in the geopolitical environment; overall information technology spending; litigation involving patents, intellectual property, shareholder and other matters, and governmental investigations; natural catastrophic events; a pandemic or epidemic; F5's ability to sustain, develop and effectively utilize distribution relationships; F5's ability to attract, train and retain qualified product development, marketing, sales, professional services and customer support personnel; F5's ability to expand in international markets; the unpredictability of F5's sales cycle; F5’s share repurchase program; future prices of F5's common stock; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission, including our most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that we may file from time to time, which could cause actual results to vary from expectations. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in F5’s most recent reports on Forms 10-Q and 10-K as each may be amended from time to time. All forward-looking statements in this press release are based on information available as of the date hereof and qualified in their entirety by this cautionary statement. F5 assumes no obligation to revise or update these forward-looking statements.

Q3 FY18 Earnings Release	Page 4 of 4

GAAP to non-GAAP Reconciliation
F5’s management evaluates and makes operating decisions using various operating measures. These measures are generally based on the revenues of its products, services operations and certain costs of those operations, such as cost of revenues, research and development, sales and marketing and general and administrative expenses. One such measure is net income excluding stock-based compensation, amortization of purchased intangible assets, acquisition-related charges, net of taxes, and certain non-recurring tax expenses and benefits, which is a non-GAAP financial measure under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. This measure consists of GAAP net income excluding, as applicable, stock-based compensation, amortization of purchased intangible assets and acquisition-related charges. This measure of non-GAAP net income is adjusted by the amount of additional taxes or tax benefit that the company would accrue if it used non-GAAP results instead of GAAP results to calculate the company’s tax liability. Stock-based compensation is a non-cash expense that F5 has accounted for since July 1, 2005 in accordance with the fair value recognition provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 Compensation—Stock Compensation (“FASB ASC Topic 718”). Amortization of intangible assets is a non-cash expense. Investors should note that the use of intangible assets contribute to revenues earned during the periods presented and will contribute to revenues in future periods. Acquisition-related expenses consist of professional services fees incurred in connection with acquisitions. In addition, restructuring charges have been excluded from GAAP net income for the purpose of measuring non-GAAP earnings and earnings per share in fiscal 2017, and litigation expenses primarily related to a jury verdict and other associated costs of that patent litigation have been excluded in fiscal 2016 and 2017.
Management believes that non-GAAP net income per share provides useful supplemental information to management and investors regarding the performance of the company’s core business operations and facilitates comparisons to the company’s historical operating results. Although F5’s management finds this non-GAAP measure to be useful in evaluating the performance of the core business, management’s reliance on this measure is limited because items excluded from such measures could have a material effect on F5’s earnings and earnings per share calculated in accordance with GAAP. Therefore, F5’s management will use its non-GAAP earnings and earnings per share measures, in conjunction with GAAP earnings and earnings per share measures, to address these limitations when evaluating the performance of the company’s core business. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures in accordance with GAAP.
F5 believes that presenting its non-GAAP measure of earnings and earnings per share provides investors with an additional tool for evaluating the performance of the company’s core business and which management uses in its own evaluation of the company’s performance. Investors are encouraged to look at GAAP results as the best measure of financial performance. However, while the GAAP results are more complete, the company provides investors this supplemental measure since, with reconciliation to GAAP, it may provide additional insight into the company’s operational performance and financial results.
For reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, please see the section in our Consolidated Income Statements entitled “Non-GAAP Financial Measures.”
About F5
F5 (NASDAQ: FFIV) makes apps go faster, smarter, and safer for the world’s largest businesses, service providers, governments, and consumer brands. F5 delivers cloud and security solutions that enable organizations to embrace the application infrastructure they choose without sacrificing speed and control. For more information, go to f5.com. You can also follow @f5networks on Twitter or visit us on LinkedIn and Facebook for more information about F5, its partners, and technologies.

F5 Networks, Inc.
Consolidated Balance Sheets
(unaudited, in thousands)

	June 30,	September 30,
	2018	2017
ASSETS
Current assets
Cash and cash equivalents	$599,268	$673,228
Short-term investments	485,232	343,700
Accounts receivable, net of allowances of $2,136 and $1,815	297,375	291,924
Inventories	31,322	29,834
Other current assets	55,853	67,538
Total current assets	1,469,050	1,406,224
Property and equipment, net	126,108	122,420
Long-term investments	329,412	284,802
Deferred tax assets	35,153	53,303
Goodwill	555,965	555,965
Other assets, net	45,378	53,775
Total assets	$2,561,066	$2,476,489
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$44,647	$50,760
Accrued liabilities	163,246	187,379
Deferred revenue	736,032	696,404
Total current liabilities	943,925	934,543
Other long-term liabilities	59,466	44,589
Deferred revenue, long-term	291,675	267,902
Deferred tax liabilities	25	63
Total long-term liabilities	351,166	312,554
Commitments and contingencies
Shareholders’ equity
Preferred stock, no par value; 10,000 shares authorized, no shares outstanding	—	—
Common stock, no par value; 200,000 shares authorized, 60,818 and 62,594 shares issued and outstanding	20,008	17,627
Accumulated other comprehensive loss	(21,983)	(17,997)
Retained earnings	1,267,950	1,229,762
Total shareholders’ equity	1,265,975	1,229,392
Total liabilities and shareholders’ equity	$2,561,066	$2,476,489

F5 Networks, Inc.
Consolidated Income Statements
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
Net revenues
Products	$238,835	$235,109	$703,696	$715,672
Services	303,368	282,728	895,002	836,371
Total	542,203	517,837	1,598,698	1,552,043
Cost of net revenues (1)(2)
Products	45,164	43,787	132,556	129,391
Services	45,845	45,983	135,485	133,553
Total	91,009	89,770	268,041	262,944
Gross profit	451,194	428,067	1,330,657	1,289,099
Operating expenses (1)(2)
Sales and marketing	165,806	160,952	503,710	490,171
Research and development	94,061	88,602	271,006	264,886
General and administrative	39,374	39,368	118,634	119,055
Litigation expense	—	1	—	(134)
Total	299,241	288,923	893,350	873,978
Income from operations	151,953	139,144	437,307	415,121
Other income, net	2,259	2,589	7,194	6,534
Income before income taxes	154,212	141,733	444,501	421,655
Provision for income taxes	31,469	44,071	123,693	136,637
Net income	$122,743	$97,662	$320,808	$285,018

Net income per share — basic	$2.01	$1.53	$5.21	$4.42
Weighted average shares — basic	60,970	63,935	61,531	64,539

Net income per share — diluted	$1.99	$1.52	$5.16	$4.38
Weighted average shares — diluted	61,633	64,361	62,214	65,116

Non-GAAP Financial Measures
Net income as reported	$122,743	$97,662	$320,808	$285,018
Stock-based compensation expense (3)	38,739	43,234	121,007	133,740
Amortization of purchased intangible assets	2,803	2,788	8,413	9,483
Litigation expense	—	1	—	(134)
Tax effects related to above items	(14,139)	(12,910)	(33,788)	(40,060)
Tax on deemed repatriation of undistributed foreign earnings	—	—	7,000	—
Remeasurement of net deferred tax assets due to change in U.S. tax rate	—	—	11,584	—
Net income excluding stock-based compensation expense, amortization of purchased intangible assets, litigation expense, and non-recurring tax expenses and benefits (non-GAAP) - diluted	$150,146	$130,775	$435,024	$388,047

Net income per share excluding stock-based compensation expense, amortization of purchased intangible assets, litigation expense, and non-recurring tax expenses and benefits (non-GAAP) - diluted	$2.44	$2.03	$6.99	$5.96

Weighted average shares - diluted	61,633	64,361	62,214	65,116

(1) Includes stock-based compensation expense as follows:
Cost of net revenues	$4,947	$5,384	$15,940	$16,155
Sales and marketing	16,153	17,577	47,186	52,737
Research and development	11,532	13,579	36,435	41,395
General and administrative	6,107	6,694	21,446	23,453
	$38,739	$43,234	$121,007	$133,740

(2) Includes amortization of purchased intangible assets as follows:
Cost of net revenues	$2,027	$2,028	$6,083	$7,345
Sales and marketing	251	251	755	754
General and administrative	525	509	1,575	1,384
	$2,803	$2,788	$8,413	$9,483

(3)    Stock-based compensation is accounted for in accordance with the fair value recognition provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation – Stock Compensation (“FASB ASC Topic 718”)

F5 Networks, Inc.
Consolidated Statements of Cash Flows
(unaudited, in thousands)

	Nine Months Ended
	June 30,
	2018	2017
Operating activities
Net income	$320,808	$285,018
Adjustments to reconcile net income to net cash provided by operating activities:
Realized loss (gain) on disposition of assets and investments	64	(463)
Stock-based compensation	121,007	133,740
Provisions for doubtful accounts and sales returns	1,494	385
Depreciation and amortization	44,081	45,603
Deferred income taxes	19,241	(1,307)
Changes in operating assets and liabilities:
Accounts receivable	(6,945)	(27,295)
Inventories	(1,488)	3,007
Other current assets	11,590	1,063
Other assets	(68)	(425)
Accounts payable and accrued liabilities	(16,423)	14,270
Deferred revenue	63,402	73,620
Net cash provided by operating activities	556,763	527,216
Investing activities
Purchases of investments	(499,084)	(255,386)
Maturities of investments	295,479	271,878
Sales of investments	10,748	65,857
Decrease (increase) in restricted cash	42	(87)
Acquisition of intangible assets	—	(4,000)
Cash provided by sale of fixed asset	1,000	—
Purchases of property and equipment	(36,074)	(31,175)
Net cash (used in) provided by investing activities	(227,889)	47,087
Financing activities
Excess tax benefit from stock-based compensation	—	6,471
Proceeds from the exercise of stock options and purchases of stock under employee stock purchase plan	48,818	46,959
Repurchase of common stock	(450,064)	(450,065)
Net cash used in financing activities	(401,246)	(396,635)
Net (decrease) increase in cash and cash equivalents	(72,372)	177,668
Effect of exchange rate changes on cash and cash equivalents	(1,588)	(1,327)
Cash and cash equivalents, beginning of period	673,228	514,571
Cash and cash equivalents, end of period	$599,268	$690,912